LIMITED SUPPLEMENTAL BENEFITS PLAN

                            FOR CERTAIN EMPLOYEES OF

                    PUBLIC SERVICE ELECTRIC AND GAS COMPANY






















                                                    As Amended January 1, 1997


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                       LIMITED SUPPLEMENTAL BENEFITS PLAN
                            FOR CERTAIN EMPLOYEES OF
                    PUBLIC SERVICE ELECTRIC AND GAS COMPANY

                                TABLE OF CONTENTS


                                                                            Page


1.    PURPOSE..............................................................  1
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2.    DEFINITIONS OF TERMS USED IN THE PLAN................................  1
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3.    DEATH BENEFIT......................................................... 5
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4.    RETIREMENT BENEFIT.................................................... 6
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5.    ADMINISTRATION OF ACCOUNTS........................................... 12
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6.    DESIGNATION OF BENEFICIARIES......................................... 13
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7.    LIMITATION OF BENEFITS............................................... 16
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8.    PLAN DOES NOT CONSTITUTE AN EMPLOYMENT AGREEMENT..................... 16
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9.    AMENDMENT OR TERMINATION OF THE PLAN................................. 16
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10.   WHAT CONSTITUTES NOTICE.............................................. 17
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11.   ADVANCE DISCLAIMER OF WAIVER......................................... 17
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12.   EFFECT OF INVALIDITY OF ANY PART OF THE PLAN......................... 17
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13.   PLAN BINDING ON ANY SUCCESSOR........................................ 17
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14.   FUNCTION OF THE COMMITTEE............................................ 18
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15.   COMPANY SHALL PAY LEGAL FEES......................................... 18
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16.   LAW GOVERNING THE PLAN............................................... 18
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17.   MISCELLANEOUS........................................................ 18
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                       LIMITED SUPPLEMENTAL BENEFITS PLAN
                            FOR CERTAIN EMPLOYEES OF
                    PUBLIC SERVICE ELECTRIC AND GAS COMPANY



1. PURPOSE. The purpose of this Plan is to assist the Company in attracting and retaining a stable pool of key managerial talent and to encourage long-term key employee commitment to the Company by providing selected employees of the Company with certain limited supplemental death and retirement benefits as defined herein. The Plan is intended to provide such benefits to a select group of management or highly compensated employees within the meaning of ERISA.
2. DEFINITIONS OF TERMS USED IN THE PLAN. As used in the Plan, the following words and phrases shall have the meanings indicated:

      (a) "Account" -- Any account established pursuant to Paragraph 3(b) or
           4(f) of the Plan.
      (b) "Annuity" -- A fully-funded contract with an independent insurance company purchased by the Company pursuant to Paragraph 4(f) of the Plan.
      (c) "Assets" -- All amounts that have been credited to an Employee's Account in accordance with Paragraph 3(b), 4(f), or 5(b) of the Plan.
      (d) "Beneficiary" -- The individual(s) and/or entity(ies) designated in writing by a Participant in the form attached to the Plan as Schedule A.
      (e) "Cash Balance Plan" -- The Cash Balance Pension Plan of Public Service Electric and Gas Company.
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      (f)   "Change in  Control" -- For the  purposes  of the Plan,  a Change in
            Control of the Company shall be deemed to have occurred upon the happening of any one of the following events:

            (i) A filing with the U.S. Securities and Exchange Commission disclosing that any individual, group or other entity (except for any employee benefit plan sponsored by the Company or Enterprise or any trust related to such a plan) is the beneficial owner, directly or indirectly, of 10% or more of the Voting Stock of Enterprise;
            (ii) The purchase by any individual, group or other entity (other than by Enterprise or an affiliate of Enterprise) pursuant to a tender or exchange offer that results in such individual, group or entity being the beneficial owner, directly or indirectly, of 10% or more of the Voting Stock of Enterprise;
            (iii) Approval by the stockholders of Enterprise or the Company,  as the case may be, of any merger or consolidation of Enterprise or the Company in which the common stockholders of Enterprise or of the Company, as the case may be, do not continue substantially the same proportionate ownership of the common stock of the surviving entity;
            (iv) Approval by stockholders of the sale or transfer of the Company to an unrelated entity;
            (v) The sale or transfer, or taking by eminent domain or otherwise, of all or substantially all of the assets of the Company; or

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            (vi)  A change  in the  majority  of the Board of  Directors  of the
                  Company or of Enterprise within any twelve (12) month period.

      Except that a Change in Control shall not be deemed to have occurred with respect to the events noted in items (iii), (iv) or (v) hereof if the transaction, or in the case of the event noted in item (vi) hereof, if the election or nomination for election by the stockholders of each new director, shall have been approved by a vote of three- fourths of the directors of the Company with respect to Company directors and of the directors of Enterprise, with respect to Enterprise directors, then still in office who were in office prior to the event, or in the case of item
      (vi) hereof, at the beginning of the twelve (12) month period.

       (g) "Code" -- The Internal  Revenue Code of 1986, as amended.
       (h) "Committee" -- The Employee Benefits Committee of the Company as selected by its Board of Directors.
       (i)   "Company" -- Public Service Electric and Gas Company.
       (j)   "Compensation" --
               (i)  For the purposes of calculating  the Death Benefit  pursuant
                    to  Paragraph  3  of  the  Plan,  as  to  any   Participant,
                    Compensation shall be equal to the annual rate of salary of the Participant in effect at the date of death; and
               (ii) For the  purposes  of  calculating  the  Retirement  Benefit pursuant to Paragraph 4 of the Plan, as to any Participant, Compensation shall be equal to the average of the total remuneration paid to such Participant for services rendered to the Company, excluding the Company's cost for any public
                    or  private  employee   benefit  plan  (including,   without
                    limitation, the Long-Term Incentive Compensation Plan of Enterprise) but including all elective contributions that are made by the Company on behalf of a Participant which are not includable in income under Code Sections 125 or 401(k), for the five years ending at the earlier of such
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                    Participant's  date of  Retirement  or  attainment  of
                    normal retirement age under the Pension Plan; provided, however, that for the purposes of Paragraph 4 of the Plan, Compensation with respect to any Participant shall not exceed the amount which is 130% of the average annual base salary of the Participant for the applicable five-year period.
      (k)   "Enterprise" -- Public Service Enterprise Group Incorporated.
      (l) "ERISA" -- The Employee Retirement Income Security Act of 1974, as amended.
      (m) "Participant" -- Each employee of the Company nominated by the Chief Executive Officer and designated by the Employee Benefits Policy Committee of Enterprise. The Chief Executive Officer of the Company shall nominate such select and key employees of the Company upon such terms as he shall deem appropriate due to the employee's responsibilities and opportunity to contribute substantially to the financial and operating objectives of the Company.
      (n)   "Pension Plan" -- The Pension Plan of Public Service
            Electric and Gas Company.
      (o) "Plan" -- The Limited Supplemental Benefits Plan for Certain Employees of Public Service Electric and Gas Company.
      (p) "Retirement" -- For the purposes of the Plan, Retirement of a Participant shall be deemed to have occurred upon either (i) termination of the Participant's service with the Company with the right to an immediately payable periodic retirement benefit under the Pension Plan or the Cash Balance Plan or (ii) upon a Change in Control of the Company. Retirement shall not include termination of service with the right to a deferred pension under the Pension Plan or a deferred retirement benefit or early commencement of payment of a participant's Cash Balance Account under the Cash Balance Plan.

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      (q)   "Retirement Plan" -- Any pension plan within the meaning of
            ERISA, excluding (i) the Pension Plan, the Cash Balance Plan and all defined contribution plans maintained by the Company, except insofar as any such defined contribution plan may provide supplementary benefits to the Pension Plan or the Cash Balance
            Plan, (ii) this Plan and (iii) all deferred compensation plans, tax credit employee stock ownership plans and thrift plans, and all other profit-sharing plans which are not the principal retirement benefit of a plan sponsor, maintained by sponsors other than the Company.
      (r) "Voting Stock" -- Outstanding stock of a corporation entitled to vote in the election of the directors of that corporation.
3.    DEATH BENEFIT.
      (a) Amount of Benefit -- If a Participant dies while in the active employment of the Company, the Company shall provide a death benefit to such Participant's Beneficiary in an amount equal to 150% of the Participant's Compensation, adjusted to the nearest $1,000, or to the next highest $1,000 if such Compensation is a multiple of $500 but not of $1,000.
      (b) Establishment of Account -- Upon the death of a Participant during employment with the Company, the Company shall establish an Account for the benefit of such Participant's Beneficiary. Such Account shall initially be credited with an amount equal to the benefit provided under Paragraph 3(a) and shall be held and administered as provided in Paragraph 5 of the Plan.

4.    RETIREMENT BENEFIT
      (a) General -- At Retirement, the Company shall provide each Participant with a retirement benefit calculated as provided in this Paragraph 4.
      (b)   Determination of Benefit --
            (i)   Pension Plan Participants:
            (A) The Participant's Compensation shall be multiplied by an amount equal to one one-hundredth of the sum of (x) the number of the Participant's years of credited service under the Pension Plan at Retirement, (y) the number of any additional years of service credit to which the Participant may be entitled from the Company under the Mid-Career Supplemental Retirement Income Plan of Public Service
                  Electric and Gas Company and its Affiliates or any written arrangement with the Company, and (z) 30; but, in no event, shall the multiple be greater than 0.75.

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               (B)The  amount   determined   under   subparagraph  (A)  of  this
                  Paragraph 4(b)(i) shall be reduced by the sum of (x) the amount the Participant would be entitled to at Retirement as an annual pension benefit under the Pension Plan and any supplemental retirement plan (other than this Plan) maintained by the Company calculated as a single life annuity without reduction for any pre-retirement survivor's option coverage or any reduction for early retirement, (y) 100% of the amount of the unreduced annual Social Security benefit to which the Participant would be entitled at age 65 (or such other age which may be established by the Social Security Administration from time to time as the earliest age at which a Participant may receive an unreduced benefit thereunder), assuming that the Participant has no earnings from the date of Retirement to age 65 (or such other applicable age), or, if greater, any
                  disability   benefit  under  Social   Security  to  which  the
                  Participant may be entitled, and (z) the aggregate of the annual benefits to which the Participant is entitled under all Retirement Plans as of the date the Participant is employed by the Company, such Social Security Benefits and benefits under all Retirement Plans to be calculated as single life annuities
                  without  any   reductions,   under   rules,   procedures   and
                  equivalents determined by the Committee. To determine the amounts referred to under (y) and (z) above, the Participant shall file a declaration of all such amounts with the Employee Benefits Department of the Company in such form as the Committee may require from time to time. No benefit shall be paid under the Plan until such a declaration, in satisfactory form, shall be filed with the Employee Benefits Department. If a Participant is granted a disability Social Security benefit, he shall notify the Employee Benefits Department thereof within 30 days thereof, and the Participant's retirement benefit under this Plan shall be adjusted accordingly. The Company shall be entitled to rely on such statements in making payment, and if any such statement is incorrect or is not furnished, the Company shall be entitled to reimbursement from
                  the    Participant,    the    Beneficiary   or   their   legal
                  representatives for any overpayment and may reduce or suspend future payments to recover any such overpayment. In the event it is established to the satisfaction of the Committee, in its sole discretion, that any such statement was intentionally false or omitted, the Participant or Beneficiary shall be entitled to no further payments under the Plan, and the Company shall be entitled to recover any payments made hereunder.

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      (ii)  Cash Balance Plan Participants:

               (A) The Participant's Compensation shall be multiplied by an amount equal to one one-hundredth of the sum of (x) the number of the Participant's years of service under the Pension Plan with which such Participant would have been credited at Retirement had the Participant participated in the Pension Plan from his/her date of hire, (y) the number of any additional years of service credit to which the Participant may be entitled from the Company under the Mid-Career Supplemental Retirement Income Plan of Public Service Electric and Gas Company and its Affiliates or any written arrangement with the Company, and (z) 30; but, in no event, shall the multiple be greater than 0.75.

               (B) The amount determined under subparagraph (A) of this Paragraph 4(b)(ii) shall be reduced by the sum of (x) the amount the Participant would be entitled to at Retirement as an annual pension benefit under the Cash Balance Plan and any supplemental retirement plan (other than this Plan) maintained by the Company calculated as a single life annuity without reduction for any pre-retirement survivor's option coverage or any reduction for early retirement, (y) 100% of the amount of the unreduced annual Social Security benefit to which the Participant would be entitled at age 65 (or such other age which may be established by the Social Security Administration from time to time as the earliest age at which a Participant may receive an unreduced benefit thereunder), assuming that the Participant has no earnings from the date of Retirement to age 65 (or such other applicable age), or, if greater, any disability benefit under Social Security to which the Participant may be entitled, and (z) the aggregate of the annual benefits to which the Participant is entitled under all Retirement Plans as of the date the Participant is employed by the Company, such Social Security Benefits and benefits under all Retirement Plans to be calculated as single life annuities without any reductions, under rules, procedures and equivalents determined by the Committee. To determine the amounts referred to under (y) and (z) above,

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                    the  Participant  shall file a declaration  of all such
                    amounts with the Employee Benefits Department of the Company in such form as the Committee may require from time to time. No benefit shall be paid under the Plan until such a declaration, in satisfactory form, shall be filed with the Employee Benefits Department. If a Participant is granted a disability Social Security benefit, he shall notify the Employee Benefits Department thereof within 30 days thereof, and the Participant's retirement benefit under this Plan shall be adjusted accordingly. The Company shall be entitled to rely on such statements in making payment, and if any such statement is incorrect or is not furnished, the Company shall be entitled to reimbursement from the Participant, the Beneficiary or their legal representatives for any overpayment and may reduce or suspend future payments to recover any such overpayment. In the event it is established to the satisfaction of the Committee, in its sole discretion, that any such statement was intentionally false or omitted, the Participant or Beneficiary shall be entitled to no further payments under the Plan, and the Company shall be entitled to recover any payments made hereunder.

               (C) Forms of Benefit -- The annual amount determined under paragraph (b) of this Paragraph 4 shall be paid in one of the following forms:

               (i) a single life annuity in monthly installments equal to one twelfth of such annual amount;

               (ii) a joint and survivor annuity in monthly  installments  based upon such annual amount and calculated in accordance with any post-retirement survivorship option available under the Pension Plan or the Cash Balance Plan, as the case may be;

               (iii)a  10-year   certain  level   payment   annuity  in  monthly
                    installments which is the actuarial equivalent to the single life annuity under (i), as determined by the actuary for the Pension Plan or the Cash Balance Plan, as the case may be, according to mortality assumptions used for the Pension Plan or the Cash Balance Plan, as the case may be, on the basis of a current interest rate assumption determined from time to time by the Committee; or

               (iv) a  10-year  certain   increasing  payment  annuity  paid  in
                    accordance with Paragraph 5(c) of the Plan based upon the lump-sum amount which is the actuarial equivalent to the single life annuity under (i), as determined by the actuary for the Pension Plan or the Cash Balance Plan, as the case may be, according to mortality assumptions used for the Pension Plan or the Cash Balance Plan, as the case may be, on the basis of a current market rate interest assumption determined from time to time by the Committee; or

               (v)  a lump  sum  payment  of  the  present  value  of any of the
                    foregoing based   upon the same  assumptions  used for lump
                    sum  payments  under the  Pension  Plan or the Cash  Balance
                    Plan, as the case may be. The Committee in its sole discretion shall determine the form of benefit payment for each Participant.

      (d) Change in  Control  --

          (i) If there shall occur a Change in Control, then each Participant who has not already retired under the Pension Plan or the Cash Balance Plan, as the case may be, shall be entitled to a
               retirement   benefit  under  this  Plan  calculated  as  if  such
               Participant had retired under the Pension Plan or the Cash Balance Plan, as the case may be, as of the date of such Change in Control.

          (ii) The retirement benefit to be paid pursuant to Paragraph 4(d)(i) shall be paid to the Participant in a 10-year certain level payment annuity paid in accordance with Paragraph 5(c) of the Plan based upon the lump-sum amount which is the actuarial equivalent to the single-life annuity under Paragraph 4(c)(i) of the Plan as determined by the actuary for the Pension Plan or the Cash Balance Plan, as the case may be, according to mortality assumptions used for the Pension Plan or the Cash Balance Plan, as the case may be, on the basis of a current market rate interest assumption determined from time to time by the Committee.

          (iii)Notwithstanding anything contained in the Plan to the contrary, if a Change in Control shall occur, the Company shall purchase from an independent insurance company fully paid annuities which shall provide for the payment to all Participants and Beneficiaries of all accrued benefits under the Plan.

          (e) Establishment of Account -- If payment is made under either Paragraph 4(c)(iii) or 4(c)(iv) of the Plan, upon Retirement, the Company shall establish an Account for the benefit of the Participant and any Beneficiary. Such Account shall initially be credited with an amount equal to the amount of the lump-sum payment determined under Paragraph 4(c)(iii) or 4(c)(iv), as applicable, and shall be administered as provided in Paragraph 5 of the Plan.

          (f) Disability Retirement -- If a Participant retires for disability under the Pension Plan or the Cash Balance Plan, as the case may be, payment of the Participant's retirement benefit and any joint and survivor benefit under Paragraph 4(c)(ii) of the Plan shall be subject to the same conditions as the disability pension under the Pension Plan or the Cash Balance Plan, as the case may be.

 5.  ADMINISTRATION  OF  ACCOUNTS.

          (a) General -- Accounts shall be established under the Plan only pursuant to Paragraphs 3(b) and 4(e) hereof. All Accounts shall be administered in accordance with the provisions of this Paragraph 5.

          (b) Interest on Assets in the Account -- The Assets credited to a Participant's Account shall accrue interest at a market rate of interest as may be determined from time to time by the Committee.

          (c) Timing of the Distribution(s) -- A Participant or Beneficiary shall receive the distribution of the Participant's Account in the form of monthly distributions over a ten-year period commencing in the month following the month of the Participant's death in the case of a death benefit, or over a ten-year period commencing in the month of the Participant's Retirement in the case of a retirement benefit. The amount of each installment shall be determined by dividing the then unpaid balance in the Participant's Account, including accrued and unpaid interest, by the number of installments remaining to be paid.

          (d) Request for Change in Distribution -- A Participant, Beneficiary or legal representative may request a change in the timing, frequency or amount of payments made from a Participant's Account by filing a written request therefor with the Committee. The Committee may, in its sole discretion, grant such request only if the Committee determines that an emergency beyond the control of the Participant, Beneficiary or legal representative exists and which would cause such Participant, Beneficiary or legal representative severe financial hardship if the payment of such benefits were not approved. Any such distribution for hardship shall be limited to the amount needed to meet such emergency. The Committee shall inform the Participant, Beneficiary or legal representative of its decision within sixty (60) days of receipt of the written request.

6.  DESIGNATION  OF  BENEFICIARIES

          (a) General -- To designate an individual(s) and/or entity(ies) to receive the benefits of the Plan with respect to a Participant, such Participant must file a written designation in the form of Schedule A to the Plan with the Committee. Subject to the restrictions of this Paragraph 6, a Participant may change such designation by filing a subsequent written designation.

          (b) Death Benefit -- By designation on Section 1 of a Schedule A filed with the Committee, a Participant may name an individual(s) and/or entity(ies) to receive a death benefit under Paragraph 3 of the Plan with respect to such Participant. A Participant may change such designation by filing a subsequent notification in the form of Schedule A.

          (c)  Retirement Benefits --

               (i) Single Life Annuity. If a Participant's retirement benefit under the Plan is paid as a single life annuity under Paragraph 4(c)(i) of the Plan, there shall be no Beneficiary with respect to such benefit and all retirement benefits shall cease upon the Participant's death.

               (ii) Joint and Survivor  Annuity.  If a Participant's  retirement benefit under Paragraph 4(c) (ii) of the Plan and the Participant's pension under the Pension Plan or the Cash Balance Plan, as the case may be, are both paid as joint and survivor annuities, any survivor annuity under the Plan shall be paid to the same beneficiary entitled to any post-retirement survivorship benefit under the Pension Plan or the Cash Balance Plan, as the case may be. If the Participant's pension under the Pension Plan or the Cash Balance Plan, as the case may be, is paid as a single life annuity, any survivor annuity paid under Paragraph 4(c)(ii) of the Plan shall be paid to the Beneficiary designated in
                    Section 2 of Schedule A to the Plan. If a Beneficiary designated by the Participant under Paragraph 4(c)(ii) of the Plan predeceases the Participant within five years from the date of Participant's Retirement, the Participant's retirement benefit hereunder will automatically revert and return to a single life annuity commencing the first day of the month following the month in which the designated Beneficiary died. If, however, the Beneficiary predeceases the Participant more than five years after Participant's Retirement, the Participant's reduced retirement benefit shall continue during his life and no survivor benefit shall be paid. The election of such Beneficiary must be made prior to Retirement and may not be changed thereafter.

               (iii)10-Year Certain  Annuities.  If a  Participant's  Retirement
                    benefit is paid as a 10-year certain level payment annuity under Paragraph 4(c)(iii) or Paragraph 4(d)(ii) of the Plan, or a 10-year certain increasing payment annuity under Paragraph 4(c)(iv), the Beneficiary or Beneficiaries with respect to such benefit shall be as specified in Section 1 of the most recent Schedule A filed with the Committee.

     (d) Designation by Last Remaining Beneficiary -- After a Participant's death, if there is only one remaining Beneficiary with respect to a death benefit under Paragraph 3 of the Plan or a 10-year certain annuity under Paragraph 4(c)(iii), 4(c)(iv) or 4(d)(ii) of the Plan, such Beneficiary shall be entitled to designate in writing to the Committee an individual to be paid any remainder of such benefit under the Plan at such Beneficiary's death. If no such further designation is made, such remainder shall be paid to such Beneficiary's estate. In the event of such Beneficiary's death, and regardless of whether any such further designation has been made, the Committee in its sole discretion may require any such remainder to be paid as a lump sum.

 7. LIMITATION OF BENEFITS.

     (a) The Plan shall be unfunded with respect to all benefits to be paid hereunder. In addition, except as provided in Paragraphs 4(d)(iii) and 16(b), the Company shall not be required to segregate any amounts credited to any Account, which shall be established merely as an accounting convenience; title to and beneficial ownership of any Assets credited to any Account shall at all times remain in the Company, and no Participant, Beneficiary or legal representative shall have any interest whatsoever in any specific assets of the Company.

     (b) The payment of any death or survivorship benefit under this Plan shall be contingent upon such evidence of death as may be required by the Committee.

     (c) If the Company should terminate the Plan pursuant to Paragraph 10 hereof, the Company's obligation to pay any benefits under the Plan shall likewise terminate; provided, however, that, except as otherwise provided in said Paragraph 10, the Company may not terminate the Plan with respect to any Participant subsequent to that Participant's Retirement or death.

8. PLAN DOES NOT CONSTITUTE AN EMPLOYMENT AGREEMENT. The Plan shall not constitute a contract for the continued employment of any Participant by the Company. The Company reserves the right to modify a Participant's Compensation at any time and from time to time as it considers appropriate and to terminate any Participant's employment for any reason at any time notwithstanding the Plan.

9. AMENDMENT OR TERMINATION OF THE PLAN. The Board of Directors of the Company may, in its sole discretion, amend, modify or terminate the Plan at any time, provided, however, that no such amendment, modification or termination shall deprive any Participant or Beneficiary of a previously acquired right unless such Participant or Beneficiary or his legal representative shall consent to such change. No right to a death benefit under the Plan shall accrue until a Participant's death and no right to a retirement benefit shall accrue until a Participant's Retirement.

10. WHAT CONSTITUTES NOTICE. Any notice to a Participant, a Beneficiary or any legal representative hereunder shall be given in writing, by personal delivery, overnight express service or by United States mail, postage prepaid, addressed to such person's last known address. Any notice to the Company or the Committee hereunder (including the filing of Schedule A) shall be given by delivering it in person or by overnight express service, or depositing it in the United States mail, postage prepaid, to the Secretary of the Employee Benefits Committee, Public Service Electric and Gas Company, 80 Park Plaza, T10B, P.O. Box 570, Newark, New Jersey, 07101.

11. ADVANCE DISCLAIMER OF WAIVER. Failure by the Company or the Committee to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of any such term, covenant or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of any such right or power at any other time or times.

12.  EFFECT  OF  INVALIDITY  OF  ANY  PART  OF  THE  PLAN.   The  invalidity  or
     unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision of the Plan.

13. PLAN BINDING ON ANY SUCCESSOR. Except as otherwise provided herein, the Plan shall inure to the benefit of and be binding upon the Company, its successors and assigns, including but not limited to any corporation which may acquire all or substantially all of the Company's assets and business or with or into which the Company may be consolidated or merged.

14. FUNCTION OF THE COMMITTEE. The Plan shall be administered by the Committee and the Committee shall be the final arbiter of any question that may arise under the Plan.

15.  COMPANY SHALL PAY LEGAL FEES.

     (a) In the event of a Change in Control, the Company shall pay the legal fees and expenses of any Participant, Beneficiary or legal representative thereof incurred in any action to enforce such person's right to receive a benefit under the Plan.

     (b) In the event of a Change in Control, the Company shall establish a trust for the benefit of Participants and persons claiming though them which shall be funded in an initial amount of $1,000,000 from which the Committee shall, according to reasonable rules that the Committee shall establish, pay the legal fees and expenses incurred by any Participant, Beneficiary or legal representative thereof in enforcing his rights under the Plan. The Company shall contribute such additional sums to such trust as shall be necessary to pay such legal fees and expenses.

16. LAW GOVERNING THE PLAN. Except to the extent federal law applies, the Plan shall be governed by the laws of the State of New Jersey without giving effect to principles of conflicts of law.

17.  MISCELLANEOUS.

     (a)  The masculine pronoun shall mean the feminine wherever appropriate.

     (b) The headings are for convenience only. In the event of a conflict between the headings of a paragraph and its contents, the contents shall control.